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                                                                   EXHIBIT 10(i)

     CheckFree Corporation has entered into indemnification agreements with the following individuals on the following dates:

William P. Boardman                 July 19, 1996

James D. Dixon                      August 3, 2000

Henry C. Duques                     September 1, 2000

Mark A. Johnson                     April 28, 1993

Peter J. Kight                      April 28, 1993

Lewis C. Levin                      September 1, 2000

Eugene F. Quinn                     December 2, 1994

Jeffrey M. Wilkins                  April 28, 1993